Long Term Debt Investment	6 Months Ended
Jun. 30, 2025
Long Term Debt Investment [Abstract]
LONG TERM DEBT INVESTMENT

NOTE 10 — LONG TERM DEBT INVESTMENT

On March 31, 2023, the Company entered into a five-year agreement with Worthy Credit Limited (“Worthy Credit”), pursuant to which, the Company made payment of $6.0 million to Worthy Credit, and authorized Worthy Credit to invest the Company’s funds to provide loan services for housing mortgage applicants, with rates of return of 12% per annum. The qualification of the applicants was approved by the approval board, which was composed of the members of the Company and Worthy Credit. The Company recorded investment income of $359,014 and $359,014 for the six months ended June 30, 2025 and 2024, respectively.